FOR IMMEDIATE RELEASE


CONTACTS:             James G. Rakes, Chairman, President & CEO  (540) 951-6236
                      J. Robert Buchanan, Treasurer (276) 979-0341


                            NATIONAL BANKSHARES, INC.
                            ANNOUNCES HIGHER EARNINGS
                                    FOR 2005


BLACKSBURG, VA, JANUARY 30, 2006: National Bankshares, Inc. (Nasdaq Capital
Market: NKSH) today announced 2005 net income of over $12.42 million, or basic net income per share of $3.54. This represents an increase of 1.59% over the record earnings posted by the company in 2004. For the year, National Bankshares showed a return on average assets of 1.52% and a return on average equity of 13.73%. Net income attributable to the fourth quarter of 2005 was nearly $3.23 million, up by 3.40% over the fourth quarter of 2004. National Bankshares experienced growth in total assets of 5.70%, as compared with December 31, 2004, ending 2005 with total assets of $841.50 million.

In discussing year-end results, National Bankshares Chairman, President & CEO James G. Rakes said, "Although National Bankshares achieved record earnings once again in 2005, the year-over-year increase was not large. A major contributor was the pattern of interest rate increases put into place by the Federal Reserve during 2005, which compressed our net interest margin and, in turn, impacted earnings. In addition, non-interest expense categories were higher this year as compared with 2004, reflecting the first full year of expenses associated with a bank acquired in mid-2004. However, we are pleased with the solid organic growth in net assets achieved in 2005. National Bankshares also experienced a good increase in net loans despite a highly competitive market, ending the year with net loans of $487.16 million. Each of the measures of loan quality was excellent, improving from 2004's fine levels." Rakes continued, "We are committed to the future of community banking, because we believe that personal relationships and trust are important to people dealing with their finances. The employees in our banks and insurance and investment subsidiary believe in working closely with customers to help them reach their goals. National Bankshares strives to support them in these efforts by offering a full range of financial services in convenient locations throughout our market area."

National Bankshares, Inc. is a financial holding company with two community bank subsidiaries, The National Bank, headquartered in Blacksburg, Virginia, and Bank of Tazewell County, with headquarters in Tazewell, Virginia. The two banks have 26 offices throughout Southwest Virginia. The company also operates a non-bank financial services subsidiary, National Bankshares Financial Services, Inc., which does business in the same market as National Bankshares Investment Services and National Bankshares Insurance Services. National Bankshares, Inc. stock is traded on the Nasdaq Capital Market under the symbol "NKSH". Additional information about the company is available on its web site at www.nationalbankshares.com.

                            (unaudited tables follow)

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
                   National Bankshares, Inc. And Subsidiaries

(000's), except ratios and percentdata
Three months ending                               December 31, 2005      December 31, 2004            Change
------------------------------------------------------------------------------------------------------------
Selected Consolidated Data :
Interest income                                         $11,594               $10,837                  6.99%
Interest expense                                          4,095                 2,963                 38.20%
Net interest income                                       7,499                 7,874                 -4.76%
Provision for loan losses                                    10                   304                -96.71%
Trust income                                                336                   331                  1.51%
Other noninterest income                                  1,690                 1,526                 10.75%
Salary and benefits                                       2,731                 2,683                  1.79%
Occupancy expense                                           481                   460                  4.57%
Amortization of intangibles                                 285                   268                  6.34%
Other noninterest expense                                 1,742                 1,915                 -9.03%
Income taxes                                             -1,051                  -982                  7.03%
Net income                                               $3,225                $3,119                  3.40%
Basic net income per share                                $0.92                 $0.89                  $0.03
------------------------------------------------------------------------------------------------------------
Daily averages:
Gross loans                                            $495,920              $475,790                  4.23%
Loans,net                                               489,479               469,159                  4.33%
Total securities                                        263,887               254,778                  3.58%
Total deposits                                          736,500               698,177                  5.49%
Other borrowings                                            177                   712                -75.14%
Stockholders' equity                                     92,426                87,990                  5.04%
Cash and due from                                        17,430                15,449                 12.82%
Interest-earning assets                                 780,753               742,079                  5.21%
Interest-bearing liabilities                            622,233               594,542                  4.66%
Intangible assets                                        17,444                17,426                  0.10%
Total assets                                            832,999               789,921                  5.45%
------------------------------------------------------------------------------------------------------------
Financial ratios: Note (1)
Return on average assets                                  1.54%                 1.57%                  -0.03
Return on average equity                                 13.84%                14.10%                  -0.26
Net interest margin                                       4.17%                 4.62%                  -0.45
Average equity to average assets                         11.10%                11.14%                  -0.04
 Note (1)  Ratio change measured in bp
------------------------------------------------------------------------------------------------------------
Allowance for loan losses:
Beginning balance                                        $5,620                $5,835                 -3.68%
Provision for losses                                         10                   304                -96.71%
Charge-offs                                                -289                  -459                -37.04%
Recoveries                                                  108                    49                120.41%
Ending balance                                           $5,449                $5,729                 -4.89%


Year to Date                                     December 31, 2005        December 31, 2004           Change
------------------------------------------------------------------------------------------------------------
Selected Consolidated Data :
Interest income                                         $45,380               $41,492                  9.37%
Interest expense                                         14,180                11,125                 27.46%
Net interest income                                      31,200                30,367                  2.74%
Provision for loan losses                                   567                 1,189                -52.31%
Trust income                                              1,398                 1,436                 -2.65%
Other noninterest income                                  6,215                 5,706                  8.92%
Salary and benefits                                      11,265                10,498                  7.31%
Occupancy expense                                         1,931                 1,797                  7.46%
Amortization of intangibles                               1,117                   967                 15.51%
Other noninterest expense                                 7,585                 7,074                  7.22%
Income taxes                                             -3,924                -3,754                  4.53%
Net income                                              $12,424               $12,230                  1.59%
Basic net income per share                                $3.54                 $3.48                  $0.06
Dividends per share                                       $1.42                 $1.28                    ---
Dividend payout ratio                                     40.17                 36.83                    ---
Book value per share                                     $26.19                 24.75                  $1.44
------------------------------------------------------------------------------------------------------------
Balance sheet at period-end:
Gross loans                                            $493,524              $478,809                  3.07%
Loans, net                                             $487,162              $472,199                  3.17%
Total securities                                        272,541               250,708                  8.71%
Cash and due From                                        20,115                12,493                 61.01%
Total deposits                                          745,649               705,932                  5.63%
Other borrowings                                            357                   297                 20.20%
Stockholders' equity                                     91,939                87,088                  5.57%
Intangible assets                                        17,113                16,924                  1.12%
Total assets                                            841,498               796,154                  5.70%
------------------------------------------------------------------------------------------------------------
Daily averages:
Gross loans                                            $493,668              $445,210                 10.88%
Loans,net                                               487,130               438,761                 11.02%
Total securities                                        261,743               250,305                  4.57%
Cash and due From                                        15,976                14,322                 11.55%
Total deposits                                          724,015               665,627                  8.77%
Other borrowings                                            420                   531                -20.90%
Stockholders' equity                                     90,470                84,479                  7.09%
Cash and due from                                        15,976                14,322                 11.55%
Interest-earning assets                                 769,931               711,789                  8.17%
Interest-bearing liabilities                            610,534               572,838                  6.58%
Intangible assets                                        17,500                13,736                 27.40%
Total assets                                            819,341               753,730                  8.70%
------------------------------------------------------------------------------------------------------------
Financial ratios: Note (1)
Return on average assets                                  1.52%                 1.62%                  -0.10
Return on average equity                                 13.73%                14.48%                  -0.75
Net interest margin                                       4.44%                 4.70%                  -0.26
Efficiency ratio                                         52.39%                50.21%                   2.18
Average equity to average assets                         11.04%                11.21%                  -0.17
 Note (1)  Ratio change measured in bp
------------------------------------------------------------------------------------------------------------
Allowance for loan losses:
Beginning balance                                        $5,729                $5,369                  6.71%
Provision for losses                                        567                 1,189                -52.31%
Charge-offs                                              -1,101                -1,550                -28.97%
Recoveries                                                  254                   223                 13.90%
Acquisition of CNB                                          ---                   498               -100.00%
Ending balance                                           $5,449                $5,729                 -4.89%
------------------------------------------------------------------------------------------------------------
Nonperforming assets:
Nonaccrual loans                                           $178                  $394                -54.82%
Total nonperforming loans Note (2)                          178                   394                -54.82%
Other real estate owned                                     376                   895                -57.99%
Total nonperforming assets                                 $554                $1,289                -57.02%
------------------------------------------------------------------------------------------------------------
Asset quality ratios: Note (3)
Nonperforming loans to total loans                        0.04%                 0.08%                  -0.05
Allowance for loan losses to total                        1.11%                 1.20%                  -0.09
loans
Allowance for loan losses to nonperforming loans       3061.24%              1454.06%                1607.18
 Note (2) Loans 90 days past due or more not included
 Note (3) Ratio change measured in bp
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